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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                         ______________________


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  July 10, 1995

______________________________________________________________________________


                     CONTINENTAL MEDICAL SYSTEMS, INC.

          (Exact name of registrant as specified in its charter)


______________________________________________________________________________


          DELAWARE                     0-15088                51-027965
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                    Identification No.)

______________________________________________________________________________


600 WILSON LANE, P.O. BOX 715, MECHANICSBURG, PA                  17055
     (Address of principal executive offices)                   (Zip Code)


______________________________________________________________________________



    Registrant's telephone number, including area code:  (717) 790-8300


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
     Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 23, 1995 (the "Merger Agreement"), by and among Horizon Healthcare Corporation ("Horizon"), CMS Merger Corporation, a wholly owned subsidiary of Horizon ("Merger Sub"), and Continental Medical Systems, Inc. ("CMS"), Merger Sub was merged with and into CMS on July 10, 1995 (the "Merger"). As a result of the Merger, each outstanding share of CMS Common Stock, par value $.01 per share, was converted into .5397 of one share of Horizon Common Stock, par value $.001 per share, and CMS became a wholly owned subsidiary of Horizon. In connection with the Merger, Horizon changed its name to Horizon/CMS Healthcare Corporation.

     For additional information regarding the Merger and the Merger Agreement, see the Joint Proxy Statement/Prospectus of Horizon and CMS dated June 6, 1995 and the Joint Proxy Statement/Prospectus Supplement of June 21, 1995, which are incorporated herein by reference.

     The Merger Agreement and press release announcing the consummation of the Merger are filed as Exhibits 2 and 99 hereto, respectively, and are specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  2 Amended and Restated Agreement and Plan of Merger, dated as of May 23, 1995, by and among Horizon, Merger Sub and CMS (incorporated by reference to Exhibit 2.3 to Amendment No. 1 to Horizon's Registration Statement on Form S-4 filed June 2, 1995
          (Registration No. 33-59561)).

 99.1 Joint Proxy Statement/Prospectus of Horizon and CMS dated June 6, 1995 (as supplemented by the Joint Proxy Statement/Prospectus Supplement of June 21, 1995) (incorporated by reference to Horizon's Registration Statement on Form S-4 (Registration
          No. 33-59561)).

 99.2     Press Release of Horizon dated July 10, 1995.


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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

                                       CONTINENTAL MEDICAL SYSTEMS, INC.



                                       By: /s/ SCOT SAUDER
                                          ____________________________________
                                       Name:  Scot Sauder
                                       Title: Secretary and General Counsel


Dated:  July 25, 1995


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                                EXHIBIT INDEX


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EXHIBIT                                                           SEQUENTIAL
NUMBER                  DESCRIPTION OF EXHIBITS                  PAGE NUMBER
- ------                  -----------------------                  ------------

  2 Amended and Restated Agreement and Plan of Merger, dated as of May 23, 1995, by and among Horizon
           Healthcare Corporation, CMS Merger Corporation and
           Continental Medical Systems, Inc.

 99.1 Joint Proxy Statement/Prospectus of Horizon and CMS dated June 6, 1995 (as supplemented by the Joint Proxy Statement/Prospectus Supplement of June 21, 1995) (incorporated by reference to Horizon's Registration Statement on Form S-4 (Registration
           No. 33-59561)).


 99.2 Press Release of Horizon/CMS Healthcare Corporation dated July 10, 1995.

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